Exhibit 10.6

VOTING AGREEMENT

VOTING AGREEMENT, dated as of February 6, 2015 (the “Agreement”), among Selectica, Inc., a Delaware corporation (the “Company”), the persons and entities set forth on the signature page hereto (together with any transferees who become parties hereto pursuant to Section 1.2, the “Stockholder”) and the investors listed on the signature pages hereto (the “Investors”).

W I T N E S S E T H

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company is entering into a Purchase Agreement, dated as of February 6, 2015 (as such agreement may hereafter be amended from time to time, the “Purchase Agreement”), with the Investors which provides for, upon the terms and subject to the conditions set forth therein, the sale of the Company’s equity securities and warrants (the “Securities”); and

WHEREAS, capitalized terms used herein have the respective meanings ascribed thereto in the Purchase Agreement; and

WHEREAS, pursuant to the Purchase Agreement, the Company has agreed to call a Stockholders Meeting and, as necessary, up to three (3) Subsequent Stockholders Meetings for the purpose of seeking approval of the Company’s stockholders for the Proposal; and

WHEREAS, as of the date hereof, the Stockholder owns beneficially the number of shares of Common Stock set forth opposite the Stockholder’s name on Schedule I hereto (all such shares so owned and which may hereafter be acquired by such Stockholder prior to the termination of this Agreement, whether upon the exercise of options, conversion of convertible securities, exercise of warrants or by means of purchase, dividend, distribution or otherwise, being referred to herein as the Stockholder’s “Shares”); and

WHEREAS, as a condition to the Investors’ willingness to enter into the Purchase Agreement, the Investors have required the Stockholder to enter into this Agreement; and

WHEREAS, in order to induce the Investors to enter into the Purchase Agreement, the Stockholder is willing to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Company and the Stockholder hereby agree as follows:

ARTICLE I.

TRANSFER AND VOTING OF SHARES; AND
OTHER COVENANTS OF THE STOCKHOLDER

SECTION 1.1. Voting of Shares. From the date hereof until termination of this Agreement pursuant to Section 3.2 hereof (the “Term”), at any meeting of the stockholders of the Company, however called and at any adjournment or postponement thereof, and in any action by consent of the stockholders of the Company, the Stockholder shall (A) appear at such meeting or otherwise cause its Shares to be counted as present thereat for purposes of establishing a quorum and (B) vote (or cause to be voted) its Shares in favor of the Proposal and such other matters as may be necessary or advisable to consummate the transactions contemplated by the Purchase Agreement.

SECTION 1.2. No Inconsistent Arrangements; Permitted Transfers. Except as contemplated by this Agreement, the Stockholder shall not during the Term (i) transfer, or consent to any transfer of, any or all of the Stockholder’s Shares or any interest therein, or create or permit to exist any lien or other encumbrance on such Shares; provided, however, that the Stockholder may transfer any or all of the Stockholder’s Shares if such transferee shall have executed a counterpart signature page to this Agreement, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions of this Agreement as and to the same extent as if he, she or it were the original Stockholder (a “Permitted Transfer”), (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of such Shares or any interest therein other than a Permitted Transfer, (iii) grant any proxy, power-of-attorney or other authorization in or with respect to such Shares, (iv) deposit such Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Shares if such deposit would interfere with the performance of this Agreement by the Stockholder, or (v) take any other action that would in any way restrict, limit or interfere with the performance of its obligations hereunder or the transactions contemplated hereby or by the Purchase Agreement.

SECTION 1.3. Proxy; Reliance. The Stockholder hereby revokes any and all prior proxies or powers of attorney in respect of any of the Stockholder’s Shares and constitutes and appoints any of Blaine Mathieu and Todd Spartz, with full power of substitution and resubstitution, at any time during the Term, as its true and lawful attorney and proxy (its “Proxy”), for and in its name, place and stead, to vote each of such Shares as its Proxy in favor of the matters set forth in Section 1.1, at every annual, special, adjourned or postponed meeting of the stockholders of the Company, including the right to sign its name (as stockholder) to any consent, certificate or other document relating to the Company that the Delaware General Corporation Law may permit or require as provided in Section 1.1.

THE FOREGOING PROXY AND POWER OF ATTORNEY ARE IRREVOCABLE AND COUPLED WITH AN INTEREST THROUGHOUT THE TERM.

SECTION 1.4. Stop Transfer. Other than in a Permitted Transfer, the Stockholder shall not attempt to effect any transfer of the Stockholder’s Shares, and any such request shall be null and void, ab initio. The Stockholder will not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Stockholder’s Shares other than in connection with a Permitted Transfer, and the Company shall not register any Permitted Transfer of any certificate or uncertificated interest representing any of the Stockholder’s Shares unless and until the transferee shall have executed a counterpart signature page to this Agreement, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions of this Agreement as and to the same extent as if he, she or it were the original Stockholder. Shares of Common Stock or Series F Preferred Stock transferred pursuant to a Permitted Transfer shall be in certificated form and shall bear the legend set forth in Section 1.7 below. The Company shall issue stop-transfer instructions to the transfer agent for the Common Stock instructing the transfer agent not to register any transfer of Shares during the Term except in compliance with the terms of this Agreement. This Agreement shall be binding upon the successors in interest to any of the Stockholder’s Shares.

SECTION 1.5. Additional Shares. The Stockholder hereby agrees, while this Agreement is in effect, to promptly notify the Company of the number of any new Shares acquired (whether upon the exercise of options, conversion of convertible securities, exercise of warrants or by means of purchase, dividend, distribution or otherwise) by such Stockholder, if any, after the date hereof.

SECTION 1.6. Disclosure. The Stockholder hereby authorizes the Company to publish and disclose in the Proxy Statement (including all documents and schedules filed with the SEC), its identity and ownership of the Shares and the nature of its commitments, arrangements and understandings under this Agreement.

SECTION 1.7. Share Legend. As promptly as practicable following the date of this Agreement and, in any event, no more than five (5) Business Days after the date hereof, the Stockholder shall cause the certificate(s) representing the Stockholders’ Shares of Series F Preferred Stock to be delivered to the Company and the Company shall place the following legend on such certificates:

“The voting of the shares represented by this certificate is governed by the terms of a Voting Agreement, a copy of which is available from the Secretary of the Company.”

Promptly after the legending of the certificates as provided above, the Company shall return such certificates to the Stockholder or as the Stockholder may other direct. Upon the termination of this Agreement (or, if earlier, the termination of the transfer restrictions in this Agreement) in accordance with its terms, the Company shall reissue the certificates representing the Stockholders’ Shares without the legend set forth above (the foregoing obligation to survive termination of this Agreement).

ARTICLE II.

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

The Stockholder hereby represents and warrants to the Company and the Investors as follows:

SECTION 2.1. Due Authorization, etc. The Stockholder has all requisite power and authority to execute, deliver and perform this Agreement, to appoint the Proxy and to consummate the transactions contemplated hereby all of which have been duly authorized by all action necessary on the part of the Stockholder. The execution, delivery and performance of this Agreement, the appointment of the Proxy and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Stockholder. This Agreement has been duly executed and delivered by or on behalf of the Stockholder and constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding for such remedy may be brought.

SECTION 2.2. Required Filings and Consents. The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority (other than any necessary filing under the Exchange Act), domestic or foreign, except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by the Stockholder of the Stockholder’s obligations under this Agreement.

SECTION 2.3. Ownership of Shares. The Stockholder is the record and beneficial owner of the Shares set forth opposite its name on Schedule I hereto. On the date hereof, such Shares constitute all of the Shares owned of record or beneficially by such Stockholder.

ARTICLE III.

MISCELLANEOUS

SECTION 3.1. Definitions. Terms used but not otherwise defined in this Agreement have the meanings ascribed to such terms in the Purchase Agreement.

SECTION 3.2. Termination. This Agreement shall terminate and be of no further force and effect (i) by the written mutual consent of the parties hereto, (ii) upon the approval of the Proposal by the Company’s stockholders at the Stockholders Meeting at which a quorum was present and acting throughout, (iii) immediately following the third Subsequent Stockholders Meeting or (iv) automatically and without any required action of the parties hereto upon termination of the Purchase Agreement in accordance with its terms. No such termination of this Agreement shall relieve any party hereto from any liability for any breach of this Agreement prior to termination. Notwithstanding the foregoing, the restrictions on transfer of the Shares subject to this Agreement set forth in this Agreement (including Sections 1.2 and 1.4 hereof) shall terminate upon the earlier of (a) the termination of this Agreement or (b) the first anniversary of the date of this Agreement.

SECTION 3.3. Further Assurance. From time to time, at another party’s request and without consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

SECTION 3.4. No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, or any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

SECTION 3.5. Specific Performance. The Stockholder acknowledges that if the Stockholder fails to perform any of its obligations under this Agreement, immediate and irreparable harm or injury would be caused to the Company and the Investors for which money damages would not be an adequate remedy. In such event, the Stockholder agrees that the Company and each Investor shall have the right, in addition to any other rights it may have, to specific performance of this Agreement. Accordingly, should the Company or any Investor institute an action or proceeding seeking specific enforcement of the provisions hereof, the Stockholder hereby waives the claim or defense that the Company or such Investor has an adequate remedy at law and hereby agrees not to assert in any such action or proceeding the claim or defense that such a remedy at law exists.

SECTION 3.6. Notice. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (iv) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (v) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:

(a)	If to the Company: Selectica, Inc. 2121 South El Camino Real, 10th Floor San Mateo, California 94403 Attention: Todd A. Spartz Fax: (650) 532-1505 E-mail: tspartz@selectica.com

With a copy to: DLA Piper LLP (US) 2000 University Avenue East Palo Alto, California 94303 Attention: Eric Wang Fax: (650) 687-1205 E-mail: eric.wang@dlapiper.com

(b)	If to the Stockholder, at the address set forth below the Stockholder’s name on Schedule I hereto.

(c)	If to an Investor, at the address set forth below the Investor’s name on the signature pages to the Purchase Agreement.

SECTION 3.7. Expenses. All fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Company, including, without limitation, the fees, costs and expenses incurred by the Stockholder.

SECTION 3.8. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the maximum extent possible.

SECTION 3.9. Entire Agreement; Third-Party Beneficiaries. This Agreement constitutes the entire agreement and supersedes any and all other prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof, and this Agreement is not intended to confer upon any other person any rights or remedies hereunder

SECTION 3.10. Assignment. Except as contemplated by this Agreement, neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise.

SECTION 3.11. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

SECTION 3.12. Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of the Company, the Stockholder and the Investors agreeing to acquire a majority of the Securities pursuant to the Purchase Agreement. For the avoidance of doubt, no modification of this Agreement (including without limitation any change hereafter made to the defined terms that are incorporated herein) shall be effective without the written consent of the Stockholder.

SECTION 3.13. Waiver. Any party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties of the other parties hereto contained herein or in any document delivered pursuant hereto and (c) waive compliance by the other parties hereto with any of their agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only as against such party and only if set forth in an instrument in writing signed by such party. The failure of any party hereto to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

SECTION 3.14. Descriptive Headings; Interpretation. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

SECTION 3.15. Counterparts. This Agreement may be executed (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which shall constitute one and the same agreement.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the date first written above.

SELECTICA, INC.

By:
Name:	Blaine Mathieu
Title:	Chief Executive Officer

[SIGNATURE PAGE TO SELECTICA, INC. VOTING AGREEMENT]

Stockholder:

Signature:

[SIGNATURE PAGE TO SELECTICA, INC. VOTING AGREEMENT]

The Investors:

By:
Name:
Title:

[SIGNATURE PAGE TO SELECTICA, INC. VOTING AGREEMENT]

Schedule I

Name and Address of Stockholder	Number of Shares Beneficially Owned

VOTING AGREEMENT

VOTING AGREEMENT, dated as of February 6, 2015 (the “Agreement”), among Selectica, Inc., a Delaware corporation (the “Company”), the persons and entities set forth on the signature page hereto (collectively, and together with any transferees who become parties hereto pursuant to Section 1.2, the “Stockholder”) and the investors listed on the signature pages hereto (the “Investors”).

W I T N E S S E T H

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company is entering into a Purchase Agreement, dated as of February 6, 2015 (as such agreement may hereafter be amended from time to time, the “Purchase Agreement”), with the Investors which provides for, upon the terms and subject to the conditions set forth therein, the sale of the Company’s equity securities and warrants (the “Securities”); and

WHEREAS, capitalized terms used herein have the respective meanings ascribed thereto in the Purchase Agreement; and

WHEREAS, pursuant to the Purchase Agreement, the Company has agreed to call a Stockholders Meeting and, as necessary, up to three (3) Subsequent Stockholders Meetings for the purpose of seeking approval of the Company’s stockholders for the Proposal; and

WHEREAS, the Company and Stockholder are party to that certain Voting Agreement (the “Existing Voting Agreement”) dated May 6, 2010, which governs the voting of the shares of the Company’s common stock held by Stockholder which are in excess of 15% of the common stock outstanding as of the record date of the applicable vote or action by written consent of the Company’s stockholders (the “Excess Shares”); and

WHEREAS, as of the date hereof, the Stockholder owns beneficially the number of shares of Common Stock set forth opposite the Stockholder’s name on Schedule I hereto (all such shares so owned and which may hereafter be acquired by such Stockholder prior to the termination of this Agreement, whether upon the exercise of options, conversion of convertible securities, exercise of warrants or by means of purchase, dividend, distribution or otherwise, other than the Excess Shares, being referred to herein as the Stockholder’s “Shares”); and

WHEREAS, as a condition to the Investors’ willingness to enter into the Purchase Agreement, the Investors have required the Stockholder to enter into this Agreement; and

WHEREAS, in order to induce the Investors to enter into the Purchase Agreement, the Stockholder is willing to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Company and the Stockholder hereby agree as follows:

ARTICLE I.

TRANSFER AND VOTING OF SHARES; AND
OTHER COVENANTS OF THE STOCKHOLDER

SECTION 1.1. Voting of Shares. From the date hereof until termination of this Agreement pursuant to Section 3.2 hereof (the “Term”), at any meeting of the stockholders of the Company, however called and at any adjournment or postponement thereof, and in any action by consent of the stockholders of the Company, the Stockholder shall (A) appear at such meeting or otherwise cause its Shares to be counted as present thereat for purposes of establishing a quorum and (B) vote (or cause to be voted) its Shares in favor of the Proposal and such other matters as may be necessary or advisable to consummate the transactions contemplated by the Purchase Agreement.

SECTION 1.2. No Inconsistent Arrangements; Permitted Transfers. Except as contemplated by this Agreement, the Stockholder shall not during the Term (i) transfer, or consent to any transfer of, any or all of the Stockholder’s Shares or any interest therein, or create or permit to exist any lien or other encumbrance on such Shares; provided, however, that the Stockholder may transfer any or all of the Stockholder’s Shares if such transferee shall have executed a counterpart signature page to this Agreement, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions of this Agreement as and to the same extent as if he, she or it were the original Stockholder (a “Permitted Transfer”), (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of such Shares or any interest therein other than a Permitted Transfer, (iii) grant any proxy, power-of-attorney or other authorization in or with respect to such Shares, (iv) deposit such Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Shares if such deposit would interfere with the performance of this Agreement by the Stockholder, or (v) take any other action that would in any way restrict, limit or interfere with the performance of its obligations hereunder or the transactions contemplated hereby or by the Purchase Agreement.

SECTION 1.3. Proxy; Reliance. The Stockholder hereby revokes any and all prior proxies or powers of attorney in respect of any of the Stockholder’s Shares and constitutes and appoints any of Blaine Mathieu and Todd Spartz, with full power of substitution and resubstitution, at any time during the Term, as its true and lawful attorney and proxy (its “Proxy”), for and in its name, place and stead, to vote each of such Shares as its Proxy in favor of the matters set forth in Section 1.1, at every annual, special, adjourned or postponed meeting of the stockholders of the Company, including the right to sign its name (as stockholder) to any consent, certificate or other document relating to the Company that the Delaware General Corporation Law may permit or require as provided in Section 1.1. Notwithstanding the foregoing, in no event shall this paragraph have any effect on the Existing Voting Agreement and the continued existence and enforceability thereof.

THE FOREGOING PROXY AND POWER OF ATTORNEY ARE IRREVOCABLE AND COUPLED WITH AN INTEREST THROUGHOUT THE TERM.

SECTION 1.4. Stop Transfer. Other than in a Permitted Transfer, the Stockholder shall not attempt to effect any transfer of the Stockholder’s Shares, and any such request shall be null and void, ab initio. The Stockholder will not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Stockholder’s Shares other than in connection with a Permitted Transfer, and the Company shall not register any Permitted Transfer of any certificate or uncertificated interest representing any of the Stockholder’s Shares unless and until the transferee shall have executed a counterpart signature page to this Agreement, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions of this Agreement as and to the same extent as if he, she or it were the original Stockholder. Shares of Common Stock or Series F Preferred Stock transferred pursuant to a Permitted Transfer shall be in certificated form and shall bear the legend set forth in Section 1.7 below. The Company shall issue stop-transfer instructions to the transfer agent for the Common Stock instructing the transfer agent not to register any transfer of Shares during the Term except in compliance with the terms of this Agreement. This Agreement shall be binding upon the successors in interest to any of the Stockholder’s Shares.

SECTION 1.5. Additional Shares. The Stockholder hereby agrees, while this Agreement is in effect, to promptly notify the Company of the number of any new Shares acquired (whether upon the exercise of options, conversion of convertible securities, exercise of warrants or by means of purchase, dividend, distribution or otherwise) by such Stockholder, if any, after the date hereof.

SECTION 1.6. Disclosure. The Stockholder hereby authorizes the Company to publish and disclose in the Proxy Statement (including all documents and schedules filed with the SEC), its identity and ownership of the Shares and the nature of its commitments, arrangements and understandings under this Agreement.

SECTION 1.7. Share Legend. As promptly as practicable following the date of this Agreement and, in any event, no more than five (5) Business Days after the date hereof, the Stockholder shall cause the certificate(s) representing the Stockholders’ Shares of Series F Preferred Stock to be delivered to the Company and the Company shall place the following legend on such certificates:

“The voting of the shares represented by this certificate is governed by the terms of a Voting Agreement, a copy of which is available from the Secretary of the Company.”

Promptly after the legending of the certificates as provided above, the Company shall return such certificates to the Stockholder or as the Stockholder may other direct. Upon the termination of this Agreement (or, if earlier, the termination of the transfer restrictions in this Agreement) in accordance with its terms, the Company shall reissue the certificates representing the Stockholders’ Shares without the legend set forth above (the foregoing obligation to survive termination of this Agreement).

ARTICLE II.

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

The Stockholder hereby represents and warrants to the Company and the Investors as follows:

SECTION 2.1. Due Authorization, etc. The Stockholder has all requisite power and authority to execute, deliver and perform this Agreement, to appoint the Proxy and to consummate the transactions contemplated hereby all of which have been duly authorized by all action necessary on the part of the Stockholder. The execution, delivery and performance of this Agreement, the appointment of the Proxy and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Stockholder. This Agreement has been duly executed and delivered by or on behalf of the Stockholder and constitutes a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceeding for such remedy may be brought.

SECTION 2.2. Required Filings and Consents. The execution and delivery of this Agreement by the Stockholder does not, and the performance of this Agreement by the Stockholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority (other than any necessary filing under the Exchange Act), domestic or foreign, except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent or delay the performance by the Stockholder of the Stockholder’s obligations under this Agreement.

SECTION 2.3. Ownership of Shares. The Stockholder is the record and beneficial owner of the Shares set forth opposite its name on Schedule I hereto. On the date hereof, such Shares constitute all of the Shares owned of record or beneficially by such Stockholder.

ARTICLE III.

MISCELLANEOUS

SECTION 3.1. Definitions. Terms used but not otherwise defined in this Agreement have the meanings ascribed to such terms in the Purchase Agreement.

SECTION 3.2. Termination. This Agreement shall terminate and be of no further force and effect (i) by the written mutual consent of the parties hereto, (ii) upon the approval of the Proposal by the Company’s stockholders at the Stockholders Meeting at which a quorum was present and acting throughout, (iii) immediately following the third Subsequent Stockholders Meeting or (iv) automatically and without any required action of the parties hereto upon termination of the Purchase Agreement in accordance with its terms. No such termination of this Agreement shall relieve any party hereto from any liability for any breach of this Agreement prior to termination. Notwithstanding the foregoing, the restrictions on transfer of the Shares subject to this Agreement set forth in this Agreement (including Sections 1.2 and 1.4 hereof) shall terminate upon the earlier of (a) the termination of this Agreement or (b) the first anniversary of the date of this Agreement.

SECTION 3.3. Further Assurance. From time to time, at another party’s request and without consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

SECTION 3.4. No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, or any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

SECTION 3.5. Specific Performance. The Stockholder acknowledges that if the Stockholder fails to perform any of its obligations under this Agreement, immediate and irreparable harm or injury would be caused to the Company and the Investors for which money damages would not be an adequate remedy. In such event, the Stockholder agrees that the Company and each Investor shall have the right, in addition to any other rights it may have, to specific performance of this Agreement. Accordingly, should the Company or any Investor institute an action or proceeding seeking specific enforcement of the provisions hereof, the Stockholder hereby waives the claim or defense that the Company or such Investor has an adequate remedy at law and hereby agrees not to assert in any such action or proceeding the claim or defense that such a remedy at law exists.

SECTION 3.6. Notice. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (iv) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (v) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:

(a)

If to the Company:

Selectica, Inc.

2121 South El Camino Real, 10th Floor

San Mateo, California 94403

Attention: Todd A. Spartz

Fax: (650) 532-1505

E-mail: tspartz@selectica.com

With a copy to:

DLA Piper LLP (US)

2000 University Avenue

East Palo Alto, California 94303

Attention: Eric Wang

Fax: (650) 687-1205

E-mail: eric.wang@dlapiper.com

(b)	If to the Stockholder, at the address set forth below the Stockholder’s name on Schedule I hereto.

(c)	If to an Investor, at the address set forth below the Investor’s name on the signature pages to the Purchase Agreement.

SECTION 3.7. Expenses. All fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Company, including, without limitation, the fees, costs and expenses incurred by the Stockholder.

SECTION 3.8. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the maximum extent possible.

SECTION 3.9. Entire Agreement; Third-Party Beneficiaries. This Agreement constitutes the entire agreement and supersedes any and all other prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof, and this Agreement is not intended to confer upon any other person any rights or remedies hereunder

SECTION 3.10. Assignment. Except as contemplated by this Agreement, neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise.

SECTION 3.11. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

SECTION 3.12. Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of the Company, the Stockholder and the Investors agreeing to acquire a majority of the Securities pursuant to the Purchase Agreement. For the avoidance of doubt, no modification of this Agreement (including without limitation any change hereafter made to the defined terms that are incorporated herein) shall be effective without the written consent of the Stockholder.

SECTION 3.13. Waiver. Any party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties of the other parties hereto contained herein or in any document delivered pursuant hereto and (c) waive compliance by the other parties hereto with any of their agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only as against such party and only if set forth in an instrument in writing signed by such party. The failure of any party hereto to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

SECTION 3.14. Descriptive Headings; Interpretation. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

SECTION 3.15. Counterparts. This Agreement may be executed (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the date first written above.

The Company:	SELECTICA, INC.

By:
	Name:	Blaine Mathieu
	Title:	Chief Executive Officer

[SIGNATURE PAGE TO SELECTICA, INC. VOTING AGREEMENT (LLOYD MILLER)]

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the date first written above.

The Stockholder:	LLOYD I MILLER TRUST D

By:
Name:
Title:

LLOYD I MILLER TRUST A-4

By: MILFAM LLC
Its: Investment Advisor

By:
Name:
Title:

LLOYD I MILLER TRUST C

By: MILFAM LLC
Its: Investment Advisor

By:
Name:
Title:

MILFAM II L.P.
Its: General Partner

By:
Name:
Title:

[SIGNATURE PAGE TO SELECTICA, INC. VOTING AGREEMENT (LLOYD MILLER)]

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be executed as of the date first written above.

The Investors:
Investor Name

By:
Name:
Title:

[SIGNATURE PAGE TO SELECTICA, INC. VOTING AGREEMENT (LLOYD MILLER)]

Schedule I

Name and Address of Stockholder	Aggregate Number of Shares Beneficially Owned